SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                            May 12, 2016
                          Date of Report
                 (Date of Earliest Event Reported)


                              BOOKCOINS INC.
       (Exact Name of Registrant as Specified in its Charter)

                     LINCOLN HILL ACQUISITION CORPORATION
        (Former Name of Registrant as Specified in its Charter)

Delaware                       000-55565                  81-1014372
(State or other        (Commission File Number)         (IRS Employer
jurisdiction                                          Identification No.)
of incorporation)

                       9454 Wilshire Boulevard
                             Suite 610
                   Beverly Hills, California 9021
             (Address of Principal Executive Offices)

                       215 Apolena Avenue
                   Newport Beach, California 92662
          (Former Address of Principal Executive Offices)

                           6019 2956890
               (Registrant's Telephone Number)

ITEM 5.03   AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS

	On May 12, 2016 BookCoins Inc. filed with the State of
Delaware a certificate of amendment to its Certificate of Incorporation increasing its authorized shares of common stock from 100,000,000 to 50,000,000,000.


                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                BOOKCOINS INC.

Date: May 20, 2016              /s/ Jean Yves Armand Gicquel
					President